Hedging (Gains and Losses on New Shipping Configuration) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2012	Dec. 31, 2011 Mg
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Maximum length of time hedged in bunker fuel forward contracts		3 years
Amount of unrealized net gains on bunker fuel hedging portfolio that would be reclassified to net income, if realized in the next twelve months		$ 6
Unrealized gains on bunker fuel forward contracts reclassified to Cost of Sales	12
Gains on Bunker Fuel Forward Contracts, in Excess of Expected Core Fuel Demand	$ 2
Notional amount of fuel derivatives (in mt)			74,655	[1]

[1]	1 As described in the paragraph above, new cash flow hedge relationships were established for certain bunker fuel forward contracts in 2011. These changes result in hedge rates for accounting purposes that are different from those in the hedge contract terms.